SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): August 26, 2003
                                                      ---------------


                          GK INTELLIGENT SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

             000-22057                                -0513297
----------------------------------          ---------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

2602 Yorktown Place, Houston, Texas 77056                               77056
-----------------------------------------                               -----
(Address of principal executive offices)                             (Zip Code)

                                 (713) 626-1504
              (Registrant's telephone number, including area code)


                5555 San Felipe, Suite 625, Houston, Texas 77056
          (Former name or former address, if changed since last report)

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
Item 5.  Other Events

     On Auguust 26, 2003, GK Intelligent Systems, Inc., issued a News Release announcing that it recently reduced outstanding debt previously carried on its books in the amount of $2,652,925. A copy of the News Release, which is hereby incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

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
                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                GK Intelligent Systems, Inc.
                                                (Registrant)


Date: August 26, 2003                           /S/ Gary F. Kimmons
                                                --------------------------
                                                By: Gary F. Kimmons
                                                Its:  President, CEO and CFO

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
                               INDEX TO EXHIBITS


Exhibit Number                  Exhibit
--------------                  ---------
99                              Press Release dated August 26, 2003*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.


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